Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

In connection with the Quarterly Report of Calmare Therapeutics Incorporated (the “Company”) on Form 10-K for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), Conrad Mir, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Conrad Mir
Conrad Mir
Principal Executive Officer

Dated: April 14, 2016